SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2011

GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30096	77-0454933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

677- 7th Avenue, #410, San Diego, California 92101
(Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code: (760) 390-8351

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, "we," "us," "our," and the "Company" refers to Global 8 Environmental Technologies, Inc.., a Nevada corporation, unless otherwise stated.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS." FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, OUR LACK OF FINANCIAL RESOURCES, OUR RECENT BANKRUPTCY, AND THE UNCERTAINTIES OF COMPETITIVE PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

ITEM 5.02 ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 7, 2011, shareholders at an annual meeting ordered by a court in Nevada met and elected the following persons as Directors of the company.

Richard Bosiak

Mr. Bosiak, 56, has been employed for 35 years by Manitoba Hydro, a Crown Corporation owned by the Province of Manitoba. A High Voltage Power Electrician for 12 years, he is responsible for the construction, commissioning, and maintenance of High Voltage Transmission and Distribution Electrical Power Stations. Before this he worked for 5 years in Electrical Distribution Engineering Station Design and was responsible for electrical power station design layout , and equipment selection. He has 18 years Electrical Distribution System Planning and Protection experience, involving electrical distribution system expansion design, electrical distribution protection scheme design and implementation, monitor and mitigate customer power quality issues, 20+ years experience with engineering computer workstation operation & maintenance, and served 15+ years on the Executive Board of a 1200-member local Union which is a chapter of a 600,000 member National Union.

Ted Dreger:

Ted Dreger, 64, is from Fort McMurray, Alberta, was the successful owner of Dreger Contracting Ltd for 28 years before becoming a heavy equipment operator for North American Construction Incorporated in the Alberta Oil Sands area.

Roy Hales:

Mr. Hales, 60, is a shareholder from Campbell River, BC, Canada, and the sole proprietor of a painting business. He has written and published 300-350 articles and is currently working on a book and has contributed a great deal of his time to volunteer activities over the years (church related activities, including sitting on the church board, leadership in an artist's group, etc.). He is currently the President of a Strata (homeowners) Council. He purchased his first shares in what is now Global 8 in 2003.

Tad Simmons

Mr. Simmons, 42, is currently Global 8's Director of Sustainability Markets. Mr Simmons was previously elected to the Company's Board of Directors by the then-sitting Directors on October 16, 2009. He was subsequently appointed as President/CEO, and resigned in January, 2010. He has been consulting with the company since that time. Mr. Simmons' primary personal commitment is to advance sustainable development in unprecedented and far-reaching ways through the successful growth of new ventures.

John Thomas

Mr. Thomas, 54, has been a Director of Global 8 Environmental Technologies since March 23, 2011, and, as was stated in the 8-K announcing his appointment (http://tinyurl.com/3o4cflm), "will not be accepting compensation for serving in this position".  Mr. Thomas has been a shareholder since 2007 and owns 200,000 private placement shares. John Thomas has spent over 35 years in the mining & refining business and has occupied responsible senior corporate leadership positions for the past two decades. He has overseen projects with large labor forces and millions of dollars in capital spending. Mr. Thomas possesses an Advanced Graduate Diploma in Business (honors) and a Masters Degree in Business Administration (MBA) from Athabasca University. He started his career in welding and testing, and holds an interprovincial ticket in the trades (welding), is certified in a wide variety of non-destructive testing disciplines including Ultrasonics and Radiography, and possesses a private pilot's license.

Daniel H. Wolf

Mr. Wolf, 62, founded his first technology company, Ploughshare Technologies, in 1998, and has consulted to several startups in the renewable energy industry, including biomass gasification and pyrolysis. A former Fulbright Fellow and now a member of the Board of Directors of the Fulbright Academy of Science and Technology, he is a graduate of Harvard Law School and did his doctoral work in Political Science at the University of California, San Diego. He has advised business startups and civic organizations on corporate governance and strategy.

Mr. Wolf gained international recognition in the landmine clearing industry from an influential series of articles in leading industry journals in which he set forth a new model for organization, finance and technology application in global landmine clearing. As founding director of the TransBorder Institute at the University of San Diego he conducted negotiations to share resources with a Mexican university and to establish a structure for international water recycling. He also created a permanent management structure that resolved disagreements among stakeholders and mobilized statewide support for the mission of the institute. As a young man he organized an unprecedented coalition of civic organizations to lobby Oregon's US Senators for national reform of labor law.

He is well-networked, has developed relationships worldwide, and has direct ties with former First Nations tribal leaders in Canada. He is a co-founder (with Julio Ferreira and Tad Simmons) of the Brazil-U.S. Green Technology Trade Association (Braseuverde), an organization forwarding green technology and renewable energy in the United States and Brazil. He is literate in several languages and speaks Spanish fluently.

Appointment of Principal Officers

The newly elected Board of Directors meeting on October 23, 2011, elected the following officers:

Chairman/President: Daniel H. Wolf

Secretary: Roy Hales

Treasurer: John Thomas

ITEM 8.01 OTHER EVENTS

On October 7, 2011, the company, acting pursuant to an order of the 8th District Court of Nevada, Clark County, Nevada, of the Honorable Judge Elizabeth Gonzalez, conducted a shareholders meeting at the Red Rock Casino in Las Vegas, Nevada. At this meeting six directors were elected and several other matters were decided.

By consent of all parties the plaintiffs' Nevada associate counsel Robert Sullivan welcomed participants and opened the meeting at 10:00 a.m. Pacific Daylight Time. Also by consent the company's Chairman Daniel H. Wolf convened and conducted the meeting. The Chairman appointed Mr. Sullivan to the post of Parliamentarian, Mr. Sullivan's partner David Martin to the post of Inspector of Elections, company Director John Thomas to the post of Secretary, and an employee of Morrison Security Group, Inc., as Sergeant-at-Arms. The Inspector took the roll and declared the presence of a quorum, which was ratified unanimously. A motion to adopt Robert's Rules of Procedure as the rules of procedure for the meeting passed without dissent. A motion to adopt the proposed agenda as read passed likewise.

The meeting was simultaneously recorded, televised and broadcast over the World Wide Web so that shareholders not present could listen, observe, and ask questions. Court instructions to plaintiff lawyers included shareholder attendance by telephonic and/or video/internet means. This was not provided and the company duly objected.

Several proposals were moved and voted upon. In the interest of finishing the meeting before the reservation for the room expired, all agreed that the Inspector of Elections would tally the votes after the meeting and provide this tally to the Chairman for his ruling. The tally having been received, the Chair in a written ruling held that proxies would not be counted, and that two other types of shares could be counted if proffered with adequate proof of ownership. The following paragraph represents the application of that post-meeting tally and the Chair's ruling as to qualified votes.

Proposal 1 was a motion to repeal the company bylaws amended July 31, 2011, and reinstate the previously existing bylaws. The motion failed. Proposal 2 was to elect members of the Board of Directors. Because the motion to repeal the amended bylaws failed, the D'Hondt system of proportional representation was used to elect directors, as required by the company's Bylaws. The slate comprised of the six persons listed in Section 5.03 above was elected. Proposal 3 was to ratify Richard Hawkins as Independent Auditor. The motion passed. Proposal 4 was a motion to establish a "super advisory board" composed of five shareholders selected by consensus and one ex-officio member selected by the Board of Directors. The motion passed.

The meeting was adjourned at 1:37p.m.